
investview
JUNE
03
MON
4:30
PM ET
SHAREHOLDER
webinar

Annette Raynor

Chief Operations Officer,
Investview Inc.

General Manager/IAR,
SAFE Management LLC



investview

SHAREHOLDER WEBINAR

investview

Disclaimer

All statements, other than statements of historical fact, are or may be deemed to be forward-looking statements. These statements are based on the company's current plans and expectations and involve risks, uncertainties and other factors that may cause our actual results, performance or achievements to be different from any future results, performance and achievements expressed or implied by these statements.

Please reference all company financial filings through EDGAR under Investview Inc.

Agenda



Past & Present

Annette Raynor
Investview COO



Achievements

Chad Garner
President, Kuvera



Financials & Statistics

Mario Romano
Investview
Director of Finance



Future & Closing Remarks

Ryan Smith
Investview CEO



Shareholder Communications

- Our last shareholder webinar was held in January of 2018
- Recently our stock has had an unexplained increase in trade volume/decreased share price causing shareholder concern
- Lack of factual information being shared has led to inaccuracies and misinformation that must be corrected



Updates

January 2018 (Then)	May 2019 (Now)
Primary Business: Wealth Generators	Multiple Wholly Owned Subsidiaries: Kuvera, United Games, Kuvera France, SAFE Management, SAFETek
Primary Objectives: Global Expansion, Translations of Product, Crypto Services, Increased Revenue	Primary Objectives: Profitability, Independent Revenue Streams from Multiple Subsidiaries, Increased Assets
Name Change of Wealth Generators to Kuvera	Kuvera (new name, new brand, but same company – no change federal identification)



Challenges

- As our distribution network grew, Kuvera's Bonus Plan began to exceed payout targets requiring a series of adjustments
- Crypto Crash of January 2018 resulted in a temporary halt on mining operations which commenced in October of 2018
- CCM (Brokerage firm) enabling RYZE/Multiplier institutional algorithm has had its operations/funds frozen by Regulators
- CFTC interprets "trade convenience" tools as a practice that requires a Commodity Trading Advisor
- Investview agrees to CFTC settlement September 14th, 2018

“Every problem represents an **OPPORTUNITY** for an even greater **SOLUTION.**”

investview

July 2018
UNITED GAMES
UNITED LEAGUE
FireFan

August 2018
RIA

November 2018
kuvera France

December 2018
CTA

January 2019

kuvera
France

March 2019
SAFETek



investview

Due Diligence

- Anyone can publish any information they desire on the internet
- It is important to use verifiable sources to ensure you are receiving accurate information
- Anonymous Bloggers are not verified sources
- Dun & Bradstreet, Better Business Bureau, SEC/Edgar Filings, Company Websites are verified sources to gain facts
- Company Press Releases
- Direct Contact and Inquiry to the Company is ALWAYS available: pr@investview.com
- Don’t fall victim to predatory marketing sites using negative, inaccurate information for the sole purpose of generating sales

investview.com



Tools, education, research and equipment to change the world.
Recent News
to Host LIVE Shareholder
The Bull is Big Data
on March 18, 2019 at 1:30 pm
Because Life is Complicated Enough: Investview Enters Robo Trading Sector
on February 13, 2019 at 2:31 pm
Stock Quote
INVU: OTCQB
Bid: 0.018 Ask: 0.0244
Source: OTC Markets Group | Terms
Real-Time: 3:54:34 PM EDT
Shareholder Communications
SEC Filings
- Notice of Effectiveness
May 10, 2019 at 4:15 am
S-1/A [Amend] - General form for registration of securities under the Securities Act of 1933
on May 2, 2019 at 9:09 pm
S-1/A [Amend] - General form for registration of securities under the Securities Act of 1933

Mario Romano
DIRECTOR OF FINANCE





Capitalization: INVU

As of May 30th 2019
30 Day Average Price: .027
1,865 Shareholders of Record
Average Daily Volume: 708,000
Market Capitalization: $62 Million



Financials

Nine Months Ended December 31st	2017	2018	Difference	**Result**
Total Revenue, Net	$10,529,005	$23,342,603	$12,813,598	Revenue INCREASE of $12.8 Million or 121%
Total Operating Costs & Expenses	$19,859,843	$26,227,695	$6,367,852	Expenses ONLY INCREASED by $6.3M or 32%
Net Loss from Operations	$9,330,838	$2,885,092	$6,445,746	Net Loss from Operations was REDUCED by $6.4 Million or 69%
Net Loss	$13,084,055	$1,010,697	$12,073,358	Net Losses were REDUCED by $12 Million or 92%

NOTE: This only represents a period of 9 months.
Our full year audited financials will be released by July 30th 2019.



8K of March 7th, 2019

investview.com

S-1/A [Amend] - General form for registration of securities under the Securities Act of 1933
on March 11, 2019 at 8:56 pm

Visit EDGAR for All Company Filings

8-K	Documents	Current report, items 1.01 and 3.02 Acc-no: 0001654954-19-002425 (34 Act) Size: 536 KB	2019-03-07	000-27019 19666812

ITEM 1.01—ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 6, 2019, Investview, Inc. entered into a Joint Venture Agreement jointly with AI Data Consulting LLC and Freedom Enterprise, LLC, both United Arab Emirates limited liability companies. The joint venture formed by this agreement (the "Joint Venture") will conduct its business under the product and brand name "APEX" and will be managed by SAFETEK LLC, a Utah limited liability company and our wholly owned subsidiary. The Joint Venture has been formed for the purpose of acquiring, reselling, and operating high-speed computer processing equipment for intense industry processing applications using a specific distribution model in the multi-level or network marketing sector and the unique structure of a leaseback from the purchasing party for deployment to our high-speed computing operations.

The Bull is Big Data

Joint Venture enables Investview to enter $8.7 Billion Big Data Industry which is growing at a 29.7% CAGR

Salt Lake City, March 18th, 2019 – Investview Corporation (OTCQB: INVU) has closed a Joint Venture to enter the data mining industry.



The joint venture formed by this agreement will conduct its business under the product and brand name "APEX" and will be managed by SAFETEK LLC, a Utah limited liability company and wholly owned subsidiary of Investview. The Joint Venture has been formed for the purpose of acquiring, reselling, and operating high-speed computer processing equipment for intense industry data mining and processing applications. The joint venture will leverage the network marketing distribution model of Kuvera LLC, another of the company's wholly owned subsidiaries. The sales model includes a unique structure of a leaseback to SAFETek from the equipment purchaser for the rapid deployment of equipment into the Big Data Analytics Industry which is projected to grow 29.7% compounded through 2023.

The Bull is Big Data

Press Release

March 18th, 2019



Corporate Initiatives

1. Explore the viability of a reverse stock split
2. Expand our Board of Directors
3. SEC Oversight, Clearing Firms Not accepting Bulletin Board Share Deposits
4. Establish a set calendar for Shareholder Update webinars:
   2x Per Year immediately following the
   release of the 10K (August Timeframe) and
   after 2nd Quarter 10Q is released (November Timeframe)

Chad Garner

PRESIDENT, KUVERA



Achievements



UNITED GAMES

FireFan



- Extraordinary Talent
- Wholly Owned Back Office Technology
- Database of 300,000+ users
- FireFan brand and mobile app
- Currently we are adapting the back office to meet Kuvera needs which will increase productivity and reduce overhead
- We were able to launch SportsOne to a limited market using the United Games/United League Technology

SAFETek

Newest Investview
Wholly Owned Subsidiary
safeteksolutions.com
(coming soon)



Mission Statement:

To create financial opportunity and access to world-class, High Performance Computing and Data Technologies.

Brand Position Statement:

For individuals and companies seeking affordable access to High Performance Computing, SAFETek provides customizable solutions to the world's most complex problems and creates unique financial opportunities in the Data Technology industry.

SAFE Management



safeadvglobal.com

- Fully licensed RIA, CTA
- Launched first fully managed products
- Equity Automation: stock options
- Wealth Builder: algorithmic technology & startup investing
- Working on offering a managed Forex strategy

kuvera France



- Kuvera France was established in December 2018
- A formal launch was held in Paris on January 6th, 2019
- In spite of “yellow jacket” unrest in the city, 3,000 people were in attendance
- The launch was hosted by Samba Diagne, Kuvera France Distributor

kuvera

New Alert Delivery Platform

- Integration with Telegram
- Stabilizes and standardizes alert delivery for all products
- Greatly enhances and simplifies user experience
- Improves control of user access (limits sharing)
- Users can “opt in” or subscribe to the channels they choose

Trade alerts for the 3 major markets: Crypto, FOREX, Stock Market AND SportsOne in certain markets


ALERTSone
available channels for you:
- Kuvera Binary: Omega
- Kuvera Binary: Alpha
- Kuvera Binary: Delta
- Kuvera Forex: Beta
- Brazil Binaries
- Kuvera PNV 2
- Kuvera PNV 3
- Kuvera PNV 1
8:57 AM


13:16
Editar
Chats
PICKS #SPORTONE™ MA...
13:01
Kuvera PNV 1
12:29
BILAN DU 27.05 au 31.05
EURNZD +40
GBPJPY +260...
32
Kuvera Binary: Delta
12:02
Foto
22
Kuvera Forex: Beta
10:54
PAR: GBPNZD Acción : BUY Entrada :
1.9330 SL: 1.9230 TP: OPEN
Kuvera PNV 2
10:19
Clôturez +25pips ou BE
15
Kuvera Binary: Gamma
08:01
AULA DE BINÁRIAS COMEÇANDO
https://zoom.us/webinar/register/d3...
4
PickerApuesta.
05:50
Hoy en el premium tenemos una
combinada en la cual contamos co...
10
TipsAnalistasTenis
05:29
Hoy se disputará el segundo
partido (Tsitsipas) para comple...
22
38

kuvera



Stock Market Education: Basics I

ALERTSone

KuveraTV

University

APEX

Ryan Smith

Chief Executive Officer,
Investview



Current Highest Priority



Profitability



Closing Thoughts

- Every product/project/plan will not always be successful
- We may not reach our targets in the timeframe expected

However, WE WILL

- Learn from missteps
- Solve our problems
- Deliver even greater solutions to our customers
- Drive value to our shareholders



In Summary

- Visit investview.com for Company Updates, Information, Press Releases, and a replay of this webinar
- Email us at: pr@investview.com with any questions you may have at anytime
- Visit our Better Business Bureau page available through hyperlink on investview.com
- In the next 48 hours you will receive an email with a short survey on today's webinar– we value your input and hope you will take a few minutes to respond so we can improve future sessions.

investview

JUNE

03

4:30 PM ET

MON

THANK YOU for joining us today.



Email Questions to:
pr@investview.com